Exhibit 99.1

RumbleOn / RideNow ProForma Historical Metrics

	ProForma
	FY2020	Q1	Q2
Powersports
Revenue
New vehicle	$515,823,974	$143,257,024	$142,731,660
Used vehicle
Retail used vehicle	151,655,268	38,988,272	56,344,912
Wholesale	42,196,119	10,854,884	27,978,693
Total used vehicle revenue	193,851,387	49,843,156	84,323,605
Finance and insurance, net	71,845,220	19,407,653	21,633,640
Total variable operations	781,520,581	212,507,833	248,688,905
Parts and service	164,895,944	43,529,102	47,480,825
Other	-	-	-
Total revenue	$946,416,525	$256,036,935	$296,169,730
Gross Profit
New vehicle	$86,478,020	$27,878,176	$29,920,171
Used vehicle
Retail used vehicle	25,488,661	7,242,044	10,702,534
Wholesale	5,996,011	2,978,493	6,957,201
Total used vehicle gross profit	31,484,672	10,220,537	17,659,735
Finance and insurance, net	71,845,220	19,407,653	21,633,640
Total variable operations (1)	189,807,912	57,506,366	69,213,546
Parts, service and accessories	73,878,415	20,052,501	22,775,127
Other	-	-	-
Total gross profit	$263,686,327	$77,558,867	$91,988,673
Retail vehicle unit sales
New vehicle	34,370	9,028	9,215
Retail used vehicle	11,615	2,866	3,865
Wholesale	4,825	1,006	2,411
Used vehicle	16,440	3,872	6,276
Total vehicles sold	50,810	12,900	15,491
Revenue per vehicle retailed
New vehicle	$15,008	$15,868	$15,489
Retail used vehicle	$13,057	$13,604	$14,578
Wholesale	$8,745	$10,790	$11,605
Used vehicle	$11,791	$12,873	$13,436
Gross Profit per vehicle retailed
New vehicle	$2,516	$3,088	$3,247
Used vehicle	$1,915	$2,640	$2,814
Finance and insurance	$1,562	$1,632	$1,654
Total variable operations (2)	$4,128	$4,835	$5,292
Automotive
Revenue	$337,084,959	$84,070,855	$127,286,568
Gross margin	$28,284,328	$6,211,047	$10,168,847
Vehicles sold	12,741	2,494	3,300
Revenue per vehicle	$26,457	$33,709	$38,572
Gross margin per vehicle	$2,220	$2,490	$3,081
Transportation and Logistics (includes InterCo)
Revenue	$35,887,132	$10,030,352	$14,517,592
Gross margin	$7,615,928	$1,988,930	$2,385,197
Vehicles transported	61,314	18,907	23,502
Revenue per vehicle transported	$585	$531	$618
Gross margin per vehicle transported	$124	$105	$101

	ProForma
	FY2020	Q1	Q2
Total Company
Revenue
Powersports	$945,544,066	$256,036,935	$296,169,730
Automotive	337,084,959	84,070,855	127,286,568
Transportation and logistics	31,816,157	9,338,272	13,080,362
Other	872,459	-	-
Total revenue	$1,315,317,641	$349,446,062	$436,536,660
Gross margin by segment
Powersports	$262,813,868	$77,558,867	$91,988,673
Automotive	28,284,328	6,211,047	10,168,847
Transportation and logistics	7,615,928	1,988,930	2,385,197
Other (3)	(10,865,954)	-	-
Total Gross Margin	$287,848,170	$85,758,844	$104,542,717
Compensation and benefits
Cash compensation and benefits	$126,911,758	$33,875,889	$40,846,553
Share-based compensation and benefits (4)	2,978,236	1,026,216	701,275
Total compensation and benefits	129,889,994	34,902,105	41,547,828
Advertising, marketing & selling fees	17,817,609	5,017,850	5,871,842
Professional fees	5,099,019	2,114,824	1,752,043
Technology development and software	1,421,138	403,475	424,063
General and administrative	28,621,095	6,745,580	9,584,465
RideNow facilities	25,330,533	7,328,847	7,503,709
Total selling general and administrative	$208,179,388	$56,512,681	$66,683,950

Other
Stores	45	45	45
Employees	1,925	1,987	2,061

(1)	Total variable operations include new vehicle, used vehicle (retail and wholesale), and finance and insurance proceeds

(2)	Total variable operations gross profit per vehicle retailed is calculated by dividing the sum of new vehicle, used vehicle, and finance and insurance gross profit by total retail vehicle unit sales

(3)	Amount represents the impairment loss on automotive inventory of $11,738,413 less the other revenue of $872,459.

(4)	Excludes proforma impact of RSU issuance to certain employees

Disclaimer

On August 31, 2021, RumbleOn, Inc. (“RumbleOn”) completed its business combination with RideNow. This supplemental pro forma combined company information has been prepared by RumbleOn for illustrative and informational purposes. This data should be read in conjunction with (i) RumbleOn’s Form 10-K for the year ended December 31, 2020 filed on March 31, 2021, (ii) RumbleOn’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 filed on May 17, 2021, (iii) RumbleOn’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 filed on August 4, 2021, (iv) the audited combined financial statements of RideNow Group and affiliates for the years ended December 31, 2020 and 2019 filed with RumbleOn’s Form 8-K filed on September 7, 2021 (the “Form 8-K”), (v) the unaudited condensed combined financials statements of RideNow Group and affiliates for the three months ended March 31, 2021 filed with the Form 8-K, (vi) the unaudited condensed combined financial statements of RideNow Group and affiliates for the three and six months ended June 30, 2021 filed with the Form 8-K, and (vii) the unaudited pro forma condensed combined statements of RumbleOn as of June 30, 2021 and for the six months ended June 30, 2021 and twelve months ended December 31, 2020 filed with the Form 8-K and prepared in accordance with Article 11 of Regulation S-X. This supplemental pro forma combined company information does not purport to project the future operating results of the combined company.